UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378
                                  -----------

                       TEMPLETON DEVELOPING MARKETS TRUST
                      -------------------------------------
               (Exact name of registrant as specified in charter)

       500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                                                             ----------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period:  12/31/08
                           --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                               DECEMBER 31, 2008

                                   (GRAPHIC)

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                 INTERNATIONAL

                                    TEMPLETON
                            DEVELOPING MARKETS TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................    1
ANNUAL REPORT
Templeton Developing Markets Trust .......................    3
Performance Summary ......................................    8
Your Fund's Expenses .....................................   13
Financial Highlights and Statement of Investments ........   15
Financial Statements .....................................   26
Notes to Financial Statements ............................   30
Report of Independent Registered Public Accounting Firm ..   41
Tax Designation ..........................................   42
Board Members and Officers ...............................   44
Shareholder Information ..................................   49

Shareholder Letter

Dear Shareholder:

The year 2008 was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. A dramatic, synchronized global slowdown amid severe economic conditions pushed market volatility to record levels. Most major equity indexes suffered double-digit losses for the year, and emerging markets were not immune from the downturn. Emerging markets, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index, underperformed developed markets with a -53.18% total return for the year.(1) Although this difficult environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market crash of 1987. We remain committed to our long-term perspective and our value investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

The enclosed annual report for Templeton Developing Markets Trust includes a discussion about market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Developing Markets Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Developing Markets Trust seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of developing market countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/08*

                                  (BAR CHART)

Asia                        42.0%
Latin America & Caribbean   24.8%
Europe                      20.2%
Middle East & Africa        13.5%

*    Other assets, less liabilities = -0.5%

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Templeton Developing Markets Trust - Class A had a -53.91% cumulative total return for the 12 months ended December 31, 2008. The Fund performed comparably to its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index, which had total returns of -53.18% and -53.74% for the same period. (1) Please note that index performance is purely for reference and that we do not attempt to track any index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The year 2008 marked the end of a long bull run in emerging markets that started in 2003. After surging close to 400% in the previous five-year period, the MSCI EM Index declined 53.18% in U.S. dollar terms in 2008.1 Our experience has led us to believe the recent fall is part of a natural bull and bear market cycle. In emerging markets we have found, in the past, that bull markets have lasted longer than bear markets and bull markets have tended to more than recover the losses of the previous bear markets. Please remember, historical performance is no guarantee of future results.

 1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                               Annual Report | 3

TOP 10 COUNTRIES
12/31/08

               % OF TOTAL
               NET ASSETS
               ----------
China            22.8%
Brazil           13.2%
South Africa     10.9%
Mexico            9.2%
Russia            6.4%
Taiwan            5.6%
Turkey            5.5%
U.K.              4.4%
India             4.0%
South Korea       2.0%

Global financial markets this past year experienced some of the worst volatility since the 1930s. The current crisis began in the U.S. with the unraveling of the highly leveraged derivative structure of subprime mortgages. Extreme risk aversion and the resulting lack of liquidity were detrimental to companies that relied on borrowing and eventually led to a series of major financial firm collapses in the U.S. and Europe. Investor anxiety surged and market volatility in developed and emerging markets reached historic levels.

Recognizing the severity of the credit crunch, governments around the world implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. Thus far, more than US$1 trillion in total has been pledged globally by countries including China, the U.S., Germany, the U.K., Taiwan, Spain, Japan, South Korea, Russia, France, Australia, Hong Kong, Singapore and Malaysia. Government measures, coupled with stocks trading at distress-level valuations, brought bargain hunters back to the market. As a result, the MSCI EM Index rebounded and ended the year 25% above its 2008 low in October.(1)

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment approach. We focus on the market price of a company's securities relative to our evaluation of its long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the year under review, the most significant detractors from the Fund's absolute performance included Turkey's Akbank, one of the country's largest commercial banks, Russia's Gazprom, the world's largest natural gas producer, and Chalco (Aluminum Corp. of China), the country's leading alumina and aluminum products manufacturer. All three stocks significantly declined in value and underperformed many of their emerging markets peers in 2008. Investor risk aversion rose toward emerging markets such as Turkey amid the global financial crisis, and shares of Akbank suffered. Commodity price corrections drove investors to reduce exposure to energy stocks. Although we


                                4 | Annual Report
trimmed the Fund's holdings in these stocks to meet funding requirements, we believed that these companies were well positioned to benefit from continued demand for their products and services over the longer term.

On the other hand, the most significant contributors to Fund performance included Zijin Mining Group, a Chinese mining conglomerate primarily engaged in gold production, and China Coal Energy and China Shenhua Energy, the country's largest coal producers. We added shares of Zijin Mining Group to the portfolio in December after price corrections brought the shares down to attractive levels in our view. As one of China's largest gold miners, Zijin Mining Group has proven reserves and benefits from economies of scale and cost advantages. We believe expectations for gold prices to remain relatively high could lead to higher revenues.

We initiated a position in China Coal Energy and added to our existing position in China Shenhua Energy as price corrections brought valuations down to what we considered attractive levels. China Coal Energy is the country's largest thermal coal exporter, and also engages in the coking business and mining equipment manufacturing. As an integrated coal-based energy company, China Shenhua Energy owns one of the two dedicated coal freight rail lines in the country. Based on our analysis, we believe these companies could benefit from proven reserves, resilient coal prices in the medium term and long-term demand from industries such as power generation and steel.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

During the reporting period, we increased the Fund's holdings in South Africa, Taiwan and Chile as we continued to search for attractive investment opportunities. We also increased the Fund's exposure to select frontier markets, which we believe have the potential to grow at a relatively fast pace and offer investors the opportunity to invest in a younger generation of emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait and Oman.

TOP 10 EQUITY HOLDINGS
12/31/08

COMPANY                                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                 NET ASSETS
------------------------                                 ----------
China Mobile Ltd.                                           5.8%
   WIRELESS TELECOMMUNICATION SERVICES, CHINA
ICBC (Industrial and Commercial Bank of China Ltd.), H      2.5%
   COMMERCIAL BANKS, CHINA
America Movil SAB de CV, L, ADR                             2.4%
   WIRELESS TELECOMMUNICATION SERVICES, MEXICO
China Construction Bank Corp., H                            2.3%
   COMMERCIAL BANKS, CHINA
PetroChina Co. Ltd., H                                      2.2%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Vale (Companhia Vale do Rio Doce), ADR, pfd., A             2.0%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA), ADR, pfd.               2.0%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)          1.9%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
Kimberly Clark de Mexico SAB de CV, A                       1.9%
   HOUSEHOLD PRODUCTS, MEXICO
President Chain Store Corp.                                 1.9%
   FOOD & STAPLES RETAILING, TAIWAN


                               Annual Report | 5

In addition, we made significant purchases in banks. In our view, the continued liberalization of the financial sector in emerging markets could unlock hidden value and allow banks to benefit from the growing financial needs of consumers in these markets. Major additions in this sector included ICBC (Industrial and Commercial Bank of China) and China Construction Bank, two leading Chinese commercial banks, HSBC Holdings, one of the world's premier banking and financial services organizations, and Banco Itau Holding Financeira, a major financial conglomerate in Brazil.

We also made key purchases in consumer-related sectors that included broadcasting and cable television, life and health insurance, and brewing companies. Some key investments were China Life Insurance, the country's leading life insurance company, Brazil's Ambev (Companhia de Bebidas das Americas), one of the world's largest beer and soft drink producers, and Grupo Televisa, a premier Mexican media company. We believe the long-term outlook for consumerism remained attractive due to relatively higher per-capita income growth and continued demand for consumer goods and services in emerging markets.

To raise funds for redemptions during the reporting period, we sold a number of holdings. We sold some other stocks as they reached sale price targets. As a result, the Fund's exposure to diversified metals and mining, oil and gas, telecommunication services and electric utilities companies fell. Major sales included all or part of Vale (Companhia Vale do Rio Doce), one of the world's largest iron ore producers, Petrobras (Petroleo Brasileiro), Brazil's national oil and gas company, and China Telecom, the country's leading integrated telecommunication services provider. We also sold some spin-offs of UES (Unified Energy System), a Russian electricity production group that was split into individual companies due to restructuring in the country's power sector. Geographically, the Fund's investments fell in countries such as Brazil, Russia and South Korea.


                                6 | Annual Report

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 7

Performance Summary as of 12/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEDMX)                      CHANGE   12/31/08   12/31/07
-----------------------                     -------   --------   --------
Net Asset Value (NAV)                       -$17.62    $12.88     $30.50
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.5954
Short-Term Capital Gain           $0.2007
Long-Term Capital Gain            $0.6919
   TOTAL                          $1.4880

CLASS B (SYMBOL: TDMBX)                      CHANGE   12/31/08   12/31/07
-----------------------                     -------   --------   --------
Net Asset Value (NAV)                       -$17.18    $12.67     $29.85
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3923
Short-Term Capital Gain           $0.2007
Long-Term Capital Gain            $0.6919
   TOTAL                          $1.2849

CLASS C (SYMBOL: TDMTX)                      CHANGE   12/31/08   12/31/07
-----------------------                     -------   --------   --------
Net Asset Value (NAV)                       -$17.15    $12.61     $29.76
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.4102
Short-Term Capital Gain           $0.2007
Long-Term Capital Gain            $0.6919
   TOTAL                          $1.3028

CLASS R (SYMBOL: TDMRX)                      CHANGE   12/31/08   12/31/07
-----------------------                     -------   --------   --------
Net Asset Value (NAV)                       -$17.38    $12.69     $30.07
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.5480
Short-Term Capital Gain           $0.2007
Long-Term Capital Gain            $0.6919
   TOTAL                          $1.4406

ADVISOR CLASS (SYMBOL: TDADX)                CHANGE   12/31/08   12/31/07
-----------------------------               -------   --------   --------
Net Asset Value (NAV)                       -$17.64    $12.84     $30.48
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.6659
Short-Term Capital Gain           $0.2007
Long-Term Capital Gain            $0.6919
   TOTAL                          $1.5585


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -53.91%   +22.45%   +85.59%
Average Annual Total Return(2)                  -56.56%    +2.91%    +5.75%
Value of $10,000 Investment(3)                 $ 4,344   $11,545   $17,489
   Total Annual Operating Expenses(4)   1.83%

CLASS B                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -54.26%   +18.28%   +75.61%
Average Annual Total Return(2)                  -55.96%    +3.11%    +5.79%
Value of $10,000 Investment(3)                 $ 4,404   $11,656   $17,561
   Total Annual Operating Expenses(4)   2.55%

CLASS C                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -54.27%   +18.26%   +73.30%
Average Annual Total Return(2)                  -54.70%    +3.41%    +5.65%
Value of $10,000 Investment(3)                 $ 4,530   $11,826   $17,330
   Total Annual Operating Expenses(4)   2.55%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (1/1/02)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      -54.03%   +21.29%   +87.13%
Average Annual Total Return(2)                  -54.03%    +3.94%    +9.37%
Value of $10,000 Investment(3)                 $ 4,597   $12,129   $18,713
   Total Annual Operating Expenses(4)   2.06%

ADVISOR CLASS                                   1-YEAR    5-YEAR    10-YEAR
-------------                                  -------   -------   ---------
Cumulative Total Return(1)                      -53.79%   +24.38%   +91.86%
Average Annual Total Return(2)                  -53.79%    +4.46%    +6.73%
Value of $10,000 Investment(3)                 $ 4,621   $12,438   $19,186
   Total Annual Operating Expenses(4)   1.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -56.56%
5-Year      +2.91%
10-Year     +5.75%

CLASS A (1/1/99-12/31/08)

                                  (PERFORMANCE GRAPH)

             TEMPLETON DEVELOPING MARKETS   S&P 500/IFCI INVESTABLE   MSCI EMERGING
   DATE             TRUST - CLASS A             COMPOSITE INDEX       MARKETS INDEX
----------   ----------------------------   -----------------------   -------------
  1/1/1999               $ 9,424                     $10,000             $10,000
 1/31/1999               $ 8,893                     $ 9,758             $ 9,838
 2/28/1999               $ 8,948                     $ 9,931             $ 9,934
 3/31/1999               $10,247                     $11,090             $11,251
 4/30/1999               $12,159                     $12,602             $12,645
 5/31/1999               $11,894                     $12,377             $12,578
 6/30/1999               $12,855                     $13,725             $14,005
 7/31/1999               $12,269                     $13,529             $13,618
 8/31/1999               $11,729                     $13,675             $13,748
 9/30/1999               $11,290                     $13,295             $13,279
10/31/1999               $11,629                     $13,521             $13,560
11/30/1999               $12,461                     $14,736             $14,778
12/31/1999               $14,282                     $16,711             $16,664
 1/31/2000               $13,623                     $16,709             $16,759
 2/29/2000               $13,120                     $16,692             $16,987
 3/31/2000               $13,259                     $16,936             $17,084
 4/30/2000               $12,148                     $15,207             $15,470
 5/31/2000               $11,221                     $14,784             $14,825
 6/30/2000               $12,047                     $15,201             $15,326
 7/31/2000               $11,570                     $14,472             $14,535
 8/31/2000               $11,781                     $14,527             $14,598
 9/30/2000               $10,605                     $13,227             $13,323
10/31/2000               $ 9,715                     $12,157             $12,356
11/30/2000               $ 9,201                     $11,083             $11,275
12/31/2000               $ 9,733                     $11,404             $11,547
 1/31/2001               $10,864                     $12,868             $13,137
 2/28/2001               $10,055                     $11,877             $12,108
 3/31/2001               $ 9,114                     $10,853             $10,919
 4/30/2001               $ 9,529                     $11,496             $11,459
 5/31/2001               $ 9,879                     $11,844             $11,595
 6/30/2001               $ 9,833                     $11,630             $11,357
 7/31/2001               $ 9,224                     $10,835             $10,640
 8/31/2001               $ 9,243                     $10,688             $10,535
 9/30/2001               $ 8,054                     $ 9,031             $ 8,904
10/31/2001               $ 8,294                     $ 9,591             $ 9,457
11/30/2001               $ 8,801                     $10,714             $10,444
12/31/2001               $ 9,172                     $11,606             $11,273
 1/31/2002               $ 9,664                     $12,020             $11,655
 2/28/2002               $ 9,683                     $12,251             $11,847
 3/31/2002               $10,221                     $13,106             $12,559
 4/30/2002               $10,548                     $13,227             $12,641
 5/31/2002               $10,501                     $13,000             $12,439
 6/30/2002               $ 9,848                     $12,072             $11,506
 7/31/2002               $ 9,308                     $11,307             $10,631
 8/31/2002               $ 9,280                     $11,454             $10,795
 9/30/2002               $ 8,580                     $10,181             $ 9,630
10/31/2002               $ 8,804                     $10,835             $10,255
11/30/2002               $ 9,503                     $11,587             $10,961
12/31/2002               $ 9,326                     $11,149             $10,597
 1/31/2003               $ 9,177                     $11,159             $10,551
 2/28/2003               $ 9,168                     $10,828             $10,266
 3/31/2003               $ 8,842                     $10,431             $ 9,975
 4/30/2003               $ 9,758                     $11,495             $10,863
 5/31/2003               $10,343                     $12,295             $11,643
 6/30/2003               $10,683                     $13,056             $12,307
 7/31/2003               $11,126                     $13,758             $13,077
 8/31/2003               $11,645                     $14,751             $13,955
 9/30/2003               $11,985                     $14,912             $14,057
10/31/2003               $12,938                     $16,123             $15,254
11/30/2003               $13,193                     $16,330             $15,441
12/31/2003               $14,282                     $17,521             $16,560
 1/31/2004               $14,692                     $18,120             $17,149
 2/29/2004               $15,226                     $18,993             $17,940
 3/31/2004               $15,211                     $19,347             $18,170
 4/30/2004               $14,365                     $17,884             $16,685
 5/31/2004               $14,173                     $17,641             $16,356
 6/30/2004               $14,442                     $17,642             $16,431
 7/31/2004               $14,250                     $17,279             $16,140
 8/31/2004               $14,721                     $18,051             $16,816
 9/30/2004               $15,490                     $19,094             $17,787
10/31/2004               $15,893                     $19,646             $18,213
11/30/2004               $17,113                     $21,353             $19,900
12/31/2004               $17,917                     $22,447             $20,858
 1/31/2005               $17,830                     $22,501             $20,924
 2/28/2005               $19,281                     $24,390             $22,761
 3/31/2005               $18,378                     $22,868             $21,262
 4/30/2005               $17,783                     $22,355             $20,695
 5/31/2005               $18,475                     $23,193             $21,424
 6/30/2005               $19,060                     $23,974             $22,163
 7/31/2005               $20,093                     $25,634             $23,732
 8/31/2005               $20,025                     $25,623             $23,945
 9/30/2005               $21,634                     $28,263             $26,178
10/31/2005               $20,405                     $26,422             $24,468
11/30/2005               $21,965                     $28,566             $26,494
12/31/2005               $22,969                     $30,347             $28,063
 1/31/2006               $25,254                     $33,603             $31,214
 2/28/2006               $25,332                     $33,625             $31,185
 3/31/2006               $25,562                     $34,048             $31,464
 4/30/2006               $27,289                     $36,909             $33,709
 5/31/2006               $24,763                     $33,253             $30,185
 6/30/2006               $24,378                     $33,115             $30,121
 7/31/2006               $24,931                     $33,539             $30,572
 8/31/2006               $25,444                     $34,529             $31,366
 9/30/2006               $25,385                     $34,831             $31,630
10/31/2006               $26,588                     $36,391             $33,133
11/30/2006               $28,088                     $39,214             $35,601
12/31/2006               $29,468                     $41,003             $37,208
 1/31/2007               $29,103                     $40,532             $36,822
 2/28/2007               $28,780                     $40,446             $36,609
 3/31/2007               $29,912                     $42,120             $38,081
 4/30/2007               $31,436                     $44,239             $39,849
 5/31/2007               $32,832                     $46,511             $41,833
 6/30/2007               $33,844                     $48,725             $43,812
 7/31/2007               $34,718                     $51,196             $46,146
 8/31/2007               $33,471                     $50,060             $45,181
 9/30/2007               $37,403                     $55,380             $50,174
10/31/2007               $41,357                     $61,393             $55,773
11/30/2007               $37,936                     $57,175             $51,823
12/31/2007               $37,945                     $57,517             $52,008
 1/31/2008               $32,210                     $50,127             $45,533
 2/29/2008               $34,984                     $53,736             $48,911
 3/31/2008               $32,160                     $51,036             $46,327
 4/30/2008               $34,909                     $55,015             $50,094
 5/31/2008               $35,606                     $56,079             $51,038
 6/30/2008               $31,687                     $50,463             $45,956
 7/31/2008               $30,965                     $48,690             $44,258
 8/31/2008               $28,763                     $44,794             $40,738
 9/30/2008               $24,984                     $36,903             $33,613
10/31/2008               $18,169                     $26,749             $24,419
11/30/2008               $16,806                     $24,648             $22,582
12/31/2008               $17,489                     $26,609             $24,350

AVERAGE ANNUAL TOTAL RETURN

CLASS B   12/31/08
-------   --------
1-Year     -55.96%
5-Year      +3.11%
10-Year     +5.79%

CLASS B (1/1/99-12/31/08)

                                  (PERFORMANCE GRAPH)

             TEMPLETON DEVELOPING MARKETS   S&P 500/IFCI INVESTABLE   MSCI EMERGING
   DATE             TRUST - CLASS B             COMPOSITE INDEX       MARKETS INDEX
----------   ----------------------------   -----------------------   -------------
  1/1/1999               $10,000                     $10,000             $10,000
 1/31/1999               $ 9,417                     $ 9,758             $ 9,838
 2/28/1999               $ 9,476                     $ 9,931             $ 9,934
 3/31/1999               $10,835                     $11,090             $11,251
 4/30/1999               $12,854                     $12,602             $12,645
 5/31/1999               $12,563                     $12,377             $12,578
 6/30/1999               $13,573                     $13,725             $14,005
 7/31/1999               $12,942                     $13,529             $13,618
 8/31/1999               $12,369                     $13,675             $13,748
 9/30/1999               $11,893                     $13,295             $13,279
10/31/1999               $12,233                     $13,521             $13,560
11/30/1999               $13,107                     $14,736             $14,778
12/31/1999               $15,019                     $16,711             $16,664
 1/31/2000               $14,311                     $16,709             $16,759
 2/29/2000               $13,777                     $16,692             $16,987
 3/31/2000               $13,916                     $16,936             $17,084
 4/30/2000               $12,739                     $15,207             $15,470
 5/31/2000               $11,756                     $14,784             $14,825
 6/30/2000               $12,622                     $15,201             $15,326
 7/31/2000               $12,116                     $14,472             $14,535
 8/31/2000               $12,330                     $14,527             $14,598
 9/30/2000               $11,094                     $13,227             $13,323
10/31/2000               $10,160                     $12,157             $12,356
11/30/2000               $ 9,615                     $11,083             $11,275
12/31/2000               $10,160                     $11,404             $11,547
 1/31/2001               $11,347                     $12,868             $13,137
 2/28/2001               $10,481                     $11,877             $12,108
 3/31/2001               $ 9,498                     $10,853             $10,919
 4/30/2001               $ 9,926                     $11,496             $11,459
 5/31/2001               $10,286                     $11,844             $11,595
 6/30/2001               $10,228                     $11,630             $11,357
 7/31/2001               $ 9,595                     $10,835             $10,640
 8/31/2001               $ 9,605                     $10,688             $10,535
 9/30/2001               $ 8,369                     $ 9,031             $ 8,904
10/31/2001               $ 8,613                     $ 9,591             $ 9,457
11/30/2001               $ 9,138                     $10,714             $10,444
12/31/2001               $ 9,518                     $11,606             $11,273
 1/31/2002               $10,015                     $12,020             $11,655
 2/28/2002               $10,034                     $12,251             $11,847
 3/31/2002               $10,589                     $13,106             $12,559
 4/30/2002               $10,922                     $13,227             $12,641
 5/31/2002               $10,863                     $13,000             $12,439
 6/30/2002               $10,188                     $12,072             $11,506
 7/31/2002               $ 9,620                     $11,307             $10,631
 8/31/2002               $ 9,591                     $11,454             $10,795
 9/30/2002               $ 8,857                     $10,181             $ 9,630
10/31/2002               $ 9,082                     $10,835             $10,255
11/30/2002               $ 9,806                     $11,587             $10,961
12/31/2002               $ 9,611                     $11,149             $10,597
 1/31/2003               $ 9,464                     $11,159             $10,551
 2/28/2003               $ 9,444                     $10,828             $10,266
 3/31/2003               $ 9,095                     $10,431             $ 9,975
 4/30/2003               $10,030                     $11,495             $10,863
 5/31/2003               $10,631                     $12,295             $11,643
 6/30/2003               $10,975                     $13,056             $12,307
 7/31/2003               $11,418                     $13,758             $13,077
 8/31/2003               $11,950                     $14,751             $13,955
 9/30/2003               $12,294                     $14,912             $14,057
10/31/2003               $13,269                     $16,123             $15,254
11/30/2003               $13,515                     $16,330             $15,441
12/31/2003               $14,624                     $17,521             $16,560
 1/31/2004               $15,040                     $18,120             $17,149
 2/29/2004               $15,575                     $18,993             $17,940
 3/31/2004               $15,559                     $19,347             $18,170
 4/30/2004               $14,680                     $17,884             $16,685
 5/31/2004               $14,480                     $17,641             $16,356
 6/30/2004               $14,750                     $17,642             $16,431
 7/31/2004               $14,540                     $17,279             $16,140
 8/31/2004               $15,010                     $18,051             $16,816
 9/30/2004               $15,789                     $19,094             $17,787
10/31/2004               $16,188                     $19,646             $18,213
11/30/2004               $17,426                     $21,353             $19,900
12/31/2004               $18,236                     $22,447             $20,858
 1/31/2005               $18,136                     $22,501             $20,924
 2/28/2005               $19,607                     $24,390             $22,761
 3/31/2005               $18,672                     $22,868             $21,262
 4/30/2005               $18,057                     $22,355             $20,695
 5/31/2005               $18,753                     $23,193             $21,424
 6/30/2005               $19,338                     $23,974             $22,163
 7/31/2005               $20,376                     $25,634             $23,732
 8/31/2005               $20,295                     $25,623             $23,945
 9/30/2005               $21,919                     $28,263             $26,178
10/31/2005               $20,658                     $26,422             $24,468
11/30/2005               $22,231                     $28,566             $26,494
12/31/2005               $23,224                     $30,347             $28,063
 1/31/2006               $25,514                     $33,603             $31,214
 2/28/2006               $25,584                     $33,625             $31,185
 3/31/2006               $25,800                     $34,048             $31,464
 4/30/2006               $27,525                     $36,909             $33,709
 5/31/2006               $24,969                     $33,253             $30,185
 6/30/2006               $24,563                     $33,115             $30,121
 7/31/2006               $25,100                     $33,539             $30,572
 8/31/2006               $25,608                     $34,529             $31,366
 9/30/2006               $25,527                     $34,831             $31,630
10/31/2006               $26,724                     $36,391             $33,133
11/30/2006               $28,215                     $39,214             $35,601
12/31/2006               $29,588                     $41,003             $37,208
 1/31/2007               $29,221                     $40,532             $36,822
 2/28/2007               $28,897                     $40,446             $36,609
 3/31/2007               $30,032                     $42,120             $38,081
 4/30/2007               $31,561                     $44,239             $39,849
 5/31/2007               $32,962                     $46,511             $41,833
 6/30/2007               $33,978                     $48,725             $43,812
 7/31/2007               $34,854                     $51,196             $46,146
 8/31/2007               $33,603                     $50,060             $45,181
 9/30/2007               $37,551                     $55,380             $50,174
10/31/2007               $41,520                     $61,393             $55,773
11/30/2007               $38,087                     $57,175             $51,823
12/31/2007               $38,094                     $57,517             $52,008
 1/31/2008               $32,338                     $50,127             $45,533
 2/29/2008               $35,123                     $53,736             $48,911
 3/31/2008               $32,288                     $51,036             $46,327
 4/30/2008               $35,049                     $55,015             $50,094
 5/31/2008               $35,750                     $56,079             $51,038
 6/30/2008               $31,814                     $50,463             $45,956
 7/31/2008               $31,088                     $48,690             $44,258
 8/31/2008               $28,878                     $44,794             $40,738
 9/30/2008               $25,083                     $36,903             $33,613
10/31/2008               $18,241                     $26,749             $24,419
11/30/2008               $16,873                     $24,648             $22,582
12/31/2008               $17,561                     $26,609             $24,350


                               10 | Annual Report

CLASS C (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

               TEMPLETON
               DEVELOPING      S&P 500/IFCI
             MARKETS TRUST      INVESTABLE     MSCI EMERGING
  DATE         - CLASS C     COMPOSITE INDEX   MARKETS INDEX
----------   -------------   ---------------   -------------
  1/1/1999      $10,000          $10,000          $10,000
 1/31/1999      $ 9,432          $ 9,758          $ 9,838
 2/28/1999      $ 9,481          $ 9,931          $ 9,934
 3/31/1999      $10,852          $11,090          $11,251
 4/30/1999      $12,880          $12,602          $12,645
 5/31/1999      $12,576          $12,377          $12,578
 6/30/1999      $13,595          $13,725          $14,005
 7/31/1999      $12,958          $13,529          $13,618
 8/31/1999      $12,380          $13,675          $13,748
 9/30/1999      $11,910          $13,295          $13,279
10/31/1999      $12,262          $13,521          $13,560
11/30/1999      $13,134          $14,736          $14,778
12/31/1999      $15,044          $16,711          $16,664
 1/31/2000      $14,339          $16,709          $16,759
 2/29/2000      $13,800          $16,692          $16,987
 3/31/2000      $13,947          $16,936          $17,084
 4/30/2000      $12,762          $15,207          $15,470
 5/31/2000      $11,783          $14,784          $14,825
 6/30/2000      $12,644          $15,201          $15,326
 7/31/2000      $12,135          $14,472          $14,535
 8/31/2000      $12,360          $14,527          $14,598
 9/30/2000      $11,117          $13,227          $13,323
10/31/2000      $10,176          $12,157          $12,356
11/30/2000      $ 9,638          $11,083          $11,275
12/31/2000      $10,176          $11,404          $11,547
 1/31/2001      $11,361          $12,868          $13,137
 2/28/2001      $10,509          $11,877          $12,108
 3/31/2001      $ 9,520          $10,853          $10,919
 4/30/2001      $ 9,951          $11,496          $11,459
 5/31/2001      $10,304          $11,844          $11,595
 6/30/2001      $10,255          $11,630          $11,357
 7/31/2001      $ 9,608          $10,835          $10,640
 8/31/2001      $ 9,628          $10,688          $10,535
 9/30/2001      $ 8,384          $ 9,031          $ 8,904
10/31/2001      $ 8,629          $ 9,591          $ 9,457
11/30/2001      $ 9,158          $10,714          $10,444
12/31/2001      $ 9,531          $11,606          $11,273
 1/31/2002      $10,041          $12,020          $11,655
 2/28/2002      $10,050          $12,251          $11,847
 3/31/2002      $10,609          $13,106          $12,559
 4/30/2002      $10,943          $13,227          $12,641
 5/31/2002      $10,894          $13,000          $12,439
 6/30/2002      $10,205          $12,072          $11,506
 7/31/2002      $ 9,644          $11,307          $10,631
 8/31/2002      $ 9,605          $11,454          $10,795
 9/30/2002      $ 8,877          $10,181          $ 9,630
10/31/2002      $ 9,103          $10,835          $10,255
11/30/2002      $ 9,831          $11,587          $10,961
12/31/2002      $ 9,625          $11,149          $10,597
 1/31/2003      $ 9,477          $11,159          $10,551
 2/28/2003      $ 9,457          $10,828          $10,266
 3/31/2003      $ 9,115          $10,431          $ 9,975
 4/30/2003      $10,054          $11,495          $10,863
 5/31/2003      $10,657          $12,295          $11,643
 6/30/2003      $11,003          $13,056          $12,307
 7/31/2003      $11,448          $13,758          $13,077
 8/31/2003      $11,972          $14,751          $13,955
 9/30/2003      $12,318          $14,912          $14,057
10/31/2003      $13,287          $16,123          $15,254
11/30/2003      $13,544          $16,330          $15,441
12/31/2003      $14,654          $17,521          $16,560
 1/31/2004      $15,071          $18,120          $17,149
 2/29/2004      $15,608          $18,993          $17,940
 3/31/2004      $15,582          $19,347          $18,170
 4/30/2004      $14,710          $17,884          $16,685
 5/31/2004      $14,510          $17,641          $16,356
 6/30/2004      $14,780          $17,642          $16,431
 7/31/2004      $14,570          $17,279          $16,140
 8/31/2004      $15,041          $18,051          $16,816
 9/30/2004      $15,823          $19,094          $17,787
10/31/2004      $16,223          $19,646          $18,213
11/30/2004      $17,456          $21,353          $19,900
12/31/2004      $18,276          $22,447          $20,858
 1/31/2005      $18,166          $22,501          $20,924
 2/28/2005      $19,640          $24,390          $22,761
 3/31/2005      $18,713          $22,868          $21,262
 4/30/2005      $18,097          $22,355          $20,695
 5/31/2005      $18,784          $23,193          $21,424
 6/30/2005      $19,371          $23,974          $22,163
 7/31/2005      $20,412          $25,634          $23,732
 8/31/2005      $20,331          $25,623          $23,945
 9/30/2005      $21,959          $28,263          $26,178
10/31/2005      $20,695          $26,422          $24,468
11/30/2005      $22,272          $28,566          $26,494
12/31/2005      $23,268          $30,347          $28,063
 1/31/2006      $25,565          $33,603          $31,214
 2/28/2006      $25,635          $33,625          $31,185
 3/31/2006      $25,842          $34,048          $31,464
 4/30/2006      $27,572          $36,909          $33,709
 5/31/2006      $25,018          $33,253          $30,185
 6/30/2006      $24,611          $33,115          $30,121
 7/31/2006      $25,150          $33,539          $30,572
 8/31/2006      $25,659          $34,529          $31,366
 9/30/2006      $25,578          $34,831          $31,630
10/31/2006      $26,779          $36,391          $33,133
11/30/2006      $28,265          $39,214          $35,601
12/31/2006      $29,638          $41,003          $37,208
 1/31/2007      $29,253          $40,532          $36,822
 2/28/2007      $28,911          $40,446          $36,609
 3/31/2007      $30,029          $42,120          $38,081
 4/30/2007      $31,539          $44,239          $39,849
 5/31/2007      $32,917          $46,511          $41,833
 6/30/2007      $33,923          $48,725          $43,812
 7/31/2007      $34,766          $51,196          $46,146
 8/31/2007      $33,508          $50,060          $45,181
 9/30/2007      $37,413          $55,380          $50,174
10/31/2007      $41,351          $61,393          $55,773
11/30/2007      $37,905          $57,175          $51,823
12/31/2007      $37,898          $57,517          $52,008
 1/31/2008      $32,155          $50,127          $45,533
 2/29/2008      $34,893          $53,736          $48,911
 3/31/2008      $32,053          $51,036          $46,327
 4/30/2008      $34,778          $55,015          $50,094
 5/31/2008      $35,453          $56,079          $51,038
 6/30/2008      $31,531          $50,463          $45,956
 7/31/2008      $30,780          $48,690          $44,258
 8/31/2008      $28,577          $44,794          $40,738
 9/30/2008      $24,811          $36,903          $33,613
10/31/2008      $18,039          $26,749          $24,419
11/30/2008      $16,668          $24,648          $22,582
12/31/2008      $17,330          $26,609          $24,350

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -54.70%
5-Year      +3.41%
10-Year     +5.65%

CLASS R (1/1/02-12/31/08)

                              (PERFORMANCE GRAPH)

               TEMPLETON
               DEVELOPING      S&P 500/IFCI
             MARKETS TRUST      INVESTABLE     MSCI EMERGING
  DATE         - CLASS R     COMPOSITE INDEX   MARKETS INDEX
----------   -------------   ---------------   -------------
  1/1/2002      $10,000          $10,000          $10,000
 1/31/2002      $10,536          $10,357          $10,339
 2/28/2002      $10,556          $10,557          $10,509
 3/31/2002      $11,153          $11,293          $11,141
 4/30/2002      $11,499          $11,397          $11,213
 5/31/2002      $11,448          $11,201          $11,035
 6/30/2002      $10,737          $10,402          $10,207
 7/31/2002      $10,147          $ 9,743          $ 9,430
 8/31/2002      $10,117          $ 9,869          $ 9,576
 9/30/2002      $ 9,354          $ 8,773          $ 8,543
10/31/2002      $ 9,588          $ 9,336          $ 9,097
11/30/2002      $10,361          $ 9,984          $ 9,723
12/31/2002      $10,147          $ 9,606          $ 9,400
 1/31/2003      $ 9,994          $ 9,615          $ 9,359
 2/28/2003      $ 9,984          $ 9,330          $ 9,106
 3/31/2003      $ 9,611          $ 8,988          $ 8,848
 4/30/2003      $10,601          $ 9,905          $ 9,636
 5/31/2003      $11,240          $10,594          $10,328
 6/30/2003      $11,612          $11,250          $10,917
 7/31/2003      $12,086          $11,855          $11,600
 8/31/2003      $12,653          $12,710          $12,379
 9/30/2003      $13,014          $12,849          $12,470
10/31/2003      $14,046          $13,892          $13,531
11/30/2003      $14,324          $14,071          $13,697
12/31/2003      $15,507          $15,097          $14,690
 1/31/2004      $15,955          $15,613          $15,212
 2/29/2004      $16,527          $16,365          $15,914
 3/31/2004      $16,511          $16,670          $16,118
 4/30/2004      $15,587          $15,410          $14,800
 5/31/2004      $15,387          $15,201          $14,509
 6/30/2004      $15,670          $15,201          $14,575
 7/31/2004      $15,461          $14,888          $14,317
 8/31/2004      $15,964          $15,554          $14,917
 9/30/2004      $16,805          $16,452          $15,778
10/31/2004      $17,236          $16,928          $16,156
11/30/2004      $18,559          $18,398          $17,653
12/31/2004      $19,426          $19,341          $18,502
 1/31/2005      $19,330          $19,388          $18,561
 2/28/2005      $20,907          $21,016          $20,191
 3/31/2005      $19,918          $19,704          $18,861
 4/30/2005      $19,268          $19,262          $18,358
 5/31/2005      $20,014          $19,984          $19,004
 6/30/2005      $20,654          $20,658          $19,660
 7/31/2005      $21,773          $22,088          $21,051
 8/31/2005      $21,687          $22,079          $21,241
 9/30/2005      $23,435          $24,353          $23,222
10/31/2005      $22,103          $22,767          $21,704
11/30/2005      $23,787          $24,614          $23,501
12/31/2005      $24,870          $26,148          $24,894
 1/31/2006      $27,325          $28,954          $27,689
 2/28/2006      $27,412          $28,973          $27,663
 3/31/2006      $27,652          $29,337          $27,911
 4/30/2006      $29,518          $31,803          $29,902
 5/31/2006      $26,789          $28,653          $26,776
 6/30/2006      $26,358          $28,533          $26,719
 7/31/2006      $26,951          $28,899          $27,119
 8/31/2006      $27,512          $29,752          $27,824
 9/30/2006      $27,436          $30,012          $28,057
10/31/2006      $28,731          $31,357          $29,391
11/30/2006      $30,348          $33,789          $31,581
12/31/2006      $31,832          $35,330          $33,006
 1/31/2007      $31,434          $34,925          $32,664
 2/28/2007      $31,081          $34,851          $32,474
 3/31/2007      $32,295          $36,293          $33,780
 4/30/2007      $33,938          $38,119          $35,349
 5/31/2007      $35,440          $40,076          $37,109
 6/30/2007      $36,523          $41,984          $38,864
 7/31/2007      $37,454          $44,114          $40,935
 8/31/2007      $36,115          $43,134          $40,078
 9/30/2007      $40,342          $47,718          $44,507
10/31/2007      $44,605          $52,899          $49,474
11/30/2007      $40,902          $49,265          $45,970
12/31/2007      $40,916          $49,560          $46,134
 1/31/2008      $34,725          $43,192          $40,391
 2/29/2008      $37,704          $46,302          $43,387
 3/31/2008      $34,656          $43,975          $41,095
 4/30/2008      $37,609          $47,404          $44,436
 5/31/2008      $38,357          $48,321          $45,273
 6/30/2008      $34,126          $43,482          $40,765
 7/31/2008      $33,337          $41,954          $39,260
 8/31/2008      $30,956          $38,597          $36,137
 9/30/2008      $26,890          $31,797          $29,817
10/31/2008      $19,559          $23,049          $21,661
11/30/2008      $18,082          $21,238          $20,032
12/31/2008      $18,713          $22,928          $21,600

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
-------                    --------
1-Year                      -54.03%
5-Year                       +3.94%
Since Inception (1/1/02)     +9.37%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   12/31/08
-------------   --------
1-Year           -53.79%
5-Year            +4.46%
10-Year           +6.73%

ADVISOR CLASS (1/1/99-12/31/08)

                TEMPLETON
                DEVELOPING      S&P 500/IFCI
              MARKETS TRUST       INVESTABLE     MSCI EMERGING
  DATE       - ADVISOR CLASS   COMPOSITE INDEX   MARKETS INDEX
----------   ---------------   ---------------   -------------
  1/1/1999       $10,000           $10,000          $10,000
 1/31/1999       $ 9,436           $ 9,758          $ 9,838
 2/28/1999       $ 9,494           $ 9,931          $ 9,934
 3/31/1999       $10,875           $11,090          $11,251
 4/30/1999       $12,909           $12,602          $12,645
 5/31/1999       $12,636           $12,377          $12,578
 6/30/1999       $13,658           $13,725          $14,005
 7/31/1999       $13,035           $13,529          $13,618
 8/31/1999       $12,461           $13,675          $13,748
 9/30/1999       $12,004           $13,295          $13,279
10/31/1999       $12,354           $13,521          $13,560
11/30/1999       $13,249           $14,736          $14,778
12/31/1999       $15,195           $16,711          $16,664
 1/31/2000       $14,494           $16,709          $16,759
 2/29/2000       $13,959           $16,692          $16,987
 3/31/2000       $14,114           $16,936          $17,084
 4/30/2000       $12,929           $15,207          $15,470
 5/31/2000       $11,951           $14,784          $14,825
 6/30/2000       $12,831           $15,201          $15,326
 7/31/2000       $12,332           $14,472          $14,535
 8/31/2000       $12,567           $14,527          $14,598
 9/30/2000       $11,305           $13,227          $13,323
10/31/2000       $10,365           $12,157          $12,356
11/30/2000       $ 9,817           $11,083          $11,275
12/31/2000       $10,383           $11,404          $11,547
 1/31/2001       $11,604           $12,868          $13,137
 2/28/2001       $10,728           $11,877          $12,108
 3/31/2001       $ 9,730           $10,853          $10,919
 4/30/2001       $10,184           $11,496          $11,459
 5/31/2001       $10,559           $11,844          $11,595
 6/30/2001       $10,509           $11,630          $11,357
 7/31/2001       $ 9,858           $10,835          $10,640
 8/31/2001       $ 9,878           $10,688          $10,535
 9/30/2001       $ 8,615           $ 9,031          $ 8,904
10/31/2001       $ 8,871           $ 9,591          $ 9,457
11/30/2001       $ 9,424           $10,714          $10,444
12/31/2001       $ 9,819           $11,606          $11,273
 1/31/2002       $10,348           $12,020          $11,655
 2/28/2002       $10,368           $12,251          $11,847
 3/31/2002       $10,957           $13,106          $12,559
 4/30/2002       $11,308           $13,227          $12,641
 5/31/2002       $11,258           $13,000          $12,439
 6/30/2002       $10,566           $12,072          $11,506
 7/31/2002       $ 9,985           $11,307          $10,631
 8/31/2002       $ 9,965           $11,454          $10,795
 9/30/2002       $ 9,213           $10,181          $ 9,630
10/31/2002       $ 9,463           $10,835          $10,255
11/30/2002       $10,235           $11,587          $10,961
12/31/2002       $10,035           $11,149          $10,597
 1/31/2003       $ 9,884           $11,159          $10,551
 2/28/2003       $ 9,874           $10,828          $10,266
 3/31/2003       $ 9,523           $10,431          $ 9,975
 4/30/2003       $10,511           $11,495          $10,863
 5/31/2003       $11,152           $12,295          $11,643
 6/30/2003       $11,529           $13,056          $12,307
 7/31/2003       $11,998           $13,758          $13,077
 8/31/2003       $12,568           $14,751          $13,955
 9/30/2003       $12,935           $14,912          $14,057
10/31/2003       $13,974           $16,123          $15,254
11/30/2003       $14,249           $16,330          $15,441
12/31/2003       $15,425           $17,521          $16,560
 1/31/2004       $15,879           $18,120          $17,149
 2/29/2004       $16,456           $18,993          $17,940
 3/31/2004       $16,451           $19,347          $18,170
 4/30/2004       $15,536           $17,884          $16,685
 5/31/2004       $15,338           $17,641          $16,356
 6/30/2004       $15,630           $17,642          $16,431
 7/31/2004       $15,432           $17,279          $16,140
 8/31/2004       $15,941           $18,051          $16,816
 9/30/2004       $16,784           $19,094          $17,787
10/31/2004       $17,221           $19,646          $18,213
11/30/2004       $18,552           $21,353          $19,900
12/31/2004       $19,432           $22,447          $20,858
 1/31/2005       $19,338           $22,501          $20,924
 2/28/2005       $20,924           $24,390          $22,761
 3/31/2005       $19,943           $22,868          $21,262
 4/30/2005       $19,308           $22,355          $20,695
 5/31/2005       $20,059           $23,193          $21,424
 6/30/2005       $20,705           $23,974          $22,163
 7/31/2005       $21,837           $25,634          $23,732
 8/31/2005       $21,763           $25,623          $23,945
 9/30/2005       $23,520           $28,263          $26,178
10/31/2005       $22,187           $26,422          $24,468
11/30/2005       $23,902           $28,566          $26,494
12/31/2005       $24,996           $30,347          $28,063
 1/31/2006       $27,473           $33,603          $31,214
 2/28/2006       $27,569           $33,625          $31,185
 3/31/2006       $27,820           $34,048          $31,464
 4/30/2006       $29,711           $36,909          $33,709
 5/31/2006       $26,972           $33,253          $30,185
 6/30/2006       $26,553           $33,115          $30,121
 7/31/2006       $27,165           $33,539          $30,572
 8/31/2006       $27,734           $34,529          $31,366
 9/30/2006       $27,670           $34,831          $31,630
10/31/2006       $28,991           $36,391          $33,133
11/30/2006       $30,634           $39,214          $35,601
12/31/2006       $32,152           $41,003          $37,208
 1/31/2007       $31,754           $40,532          $36,822
 2/28/2007       $31,413           $40,446          $36,609
 3/31/2007       $32,649           $42,120          $38,081
 4/30/2007       $34,324           $44,239          $39,849
 5/31/2007       $35,859           $46,511          $41,833
 6/30/2007       $36,976           $48,725          $43,812
 7/31/2007       $37,929           $51,196          $46,146
 8/31/2007       $36,592           $50,060          $45,181
 9/30/2007       $40,884           $55,380          $50,174
10/31/2007       $45,222           $61,393          $55,773
11/30/2007       $41,489           $57,175          $51,823
12/31/2007       $41,514           $57,517          $52,008
 1/31/2008       $35,249           $50,127          $45,533
 2/29/2008       $38,300           $53,736          $48,911
 3/31/2008       $35,208           $51,036          $46,327
 4/30/2008       $38,218           $55,015          $50,094
 5/31/2008       $38,995           $56,079          $51,038
 6/30/2008       $34,704           $50,463          $45,956
 7/31/2008       $33,914           $48,690          $44,258
 8/31/2008       $31,517           $44,794          $40,738
 9/30/2008       $27,379           $36,903          $33,613
10/31/2008       $19,933           $26,749          $24,419
11/30/2008       $18,427           $24,648          $22,582
12/31/2008       $19,186           $26,609          $24,350

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(5.) Source: (C) 2009 Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 7/1/08      VALUE 12/31/08   PERIOD* 7/1/08-12/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $  551.90             $ 7.41
Hypothetical (5% return before expenses)        $1,000            $1,015.58             $ 9.63
CLASS B
Actual                                          $1,000            $  549.80             $10.28
Hypothetical (5% return before expenses)        $1,000            $1,011.86             $13.35
CLASS C
Actual                                          $1,000            $  549.60             $10.24
Hypothetical (5% return before expenses)        $1,000            $1,011.91             $13.30
CLASS R
Actual                                          $1,000            $  551.10             $ 8.34
Hypothetical (5% return before expenses)        $1,000            $1,014.38             $10.84
ADVISOR CLASS
Actual                                          $1,000            $  552.80             $ 6.40
Hypothetical (5% return before expenses)        $1,000            $1,016.89             $ 8.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.90%; B: 2.64%; C: 2.63%; R: 2.14%; and
     Advisor: 1.64%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               14 | Annual Report

Templeton Developing Markets Trust

FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
CLASS A                                                 2008          2007            2006         2005         2004
-------                                              ---------     ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    30.50    $    28.28      $    23.42   $    18.53   $    14.95
                                                     ----------    ----------      ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ......................         0.29          0.55            0.36         0.28         0.18
   Net realized and unrealized gains (losses) ....       (16.42)         7.14            6.20         4.90         3.66
                                                     ----------    ----------      ----------   ----------   ----------
Total from investment operations .................       (16.13)         7.69            6.56         5.18         3.84
                                                     ----------    ----------      ----------   ----------   ----------
Less distributions from:
   Net investment income .........................        (0.60)        (0.84)          (0.53)       (0.29)       (0.26)
   Net realized gains ............................        (0.89)        (4.63)          (1.17)          --           --
                                                     ----------    ----------      ----------   ----------   ----------
Total distributions ..............................        (1.49)        (5.47)          (1.70)       (0.29)       (0.26)
                                                     ----------    ----------      ----------   ----------   ----------
Redemption fees(c, d).............................           --            --              --           --           --
                                                     ----------    ----------      ----------   ----------   ----------
Net asset value, end of year .....................   $    12.88    $    30.50      $    28.28   $    23.42   $    18.53
                                                     ==========    ==========      ==========   ==========   ==========
Total return(e) ..................................       (53.91)%       28.77%          28.29%       28.20%       25.45%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................         1.87%         1.83%           1.86%        1.97%        2.03%
Net investment income ............................         1.22%         1.74%           1.39%        1.36%        1.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,491,693    $4,647,893      $4,876,035   $3,395,151   $2,305,376
Portfolio turnover rate ..........................        66.61%        92.26%(g)       51.95%       34.76%       58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Developing Markets Trust

                                                                    YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
CLASS B                                                2008       2007         2006      2005      2004
-------                                              -------    -------      -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 29.85    $ 27.78      $ 23.03   $ 18.24   $ 14.74
                                                     -------    -------      -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ......................      0.11       0.30         0.17      0.15      0.06
   Net realized and unrealized gains (losses) ....    (16.01)      7.00         6.08      4.80      3.61
                                                     -------    -------      -------   -------   -------
Total from investment operations .................    (15.90)      7.30         6.25      4.95      3.67
                                                     -------    -------      -------   -------   -------
Less distributions from:
   Net investment income .........................     (0.39)     (0.60)       (0.33)    (0.16)    (0.17)
   Net realized gains ............................     (0.89)     (4.63)       (1.17)       --        --
                                                     -------    -------      -------   -------   -------
Total distributions ..............................     (1.28)     (5.23)       (1.50)    (0.16)    (0.17)
                                                     -------    -------      -------   -------   -------
Redemption fees(c, d) ............................        --         --           --        --        --
                                                     -------    -------      -------   -------   -------
Net asset value, end of year .....................   $ 12.67    $ 29.85      $ 27.78   $ 23.03   $ 18.24
                                                     =======    =======      =======   =======   =======
Total return(e) ..................................    (54.26)%    27.82%       27.40%    27.35%    24.70%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      2.61%      2.55%        2.58%     2.62%     2.68%
Net investment income ............................      0.48%      1.02%        0.67%     0.71%     0.47%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $15,987    $53,396      $54,991   $46,965   $36,992
Portfolio turnover rate ..........................     66.61%     92.26%(g)    51.95%    34.76%    58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Developing Markets Trust

                                                                       YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
CLASS C                                                2008        2007          2006       2005       2004
-------                                              --------    --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  29.76    $  27.72      $  23.00   $  18.22   $  14.72
                                                     --------    --------      --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ......................       0.11        0.29          0.17       0.14       0.05
   Net realized and unrealized gains (losses) ....     (15.96)       7.00          6.07       4.81       3.60
                                                     --------    --------      --------   --------   --------
Total from investment operations .................     (15.85)       7.29          6.24       4.95       3.65
                                                     --------    --------      --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.41)      (0.62)        (0.35)     (0.17)     (0.15)
   Net realized gains ............................      (0.89)      (4.63)        (1.17)        --         --
                                                     --------    --------      --------   --------   --------
Total distributions ..............................      (1.30)      (5.25)        (1.52)     (0.17)     (0.15)
                                                     --------    --------      --------   --------   --------
Redemption fees(c, d) ............................         --          --            --         --         --
                                                     --------    --------      --------   --------   --------
Net asset value, end of year .....................   $  12.61    $  29.76      $  27.72   $  23.00   $  18.22
                                                     ========    ========      ========   ========   ========
Total return(e) ..................................     (54.27)%     27.87%        27.38%     27.31%     24.72%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................       2.60%       2.55%         2.58%      2.63%      2.69%
Net investment income ............................       0.49%       1.02%         0.67%      0.70%      0.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $200,454    $578,419      $489,722   $364,355   $258,365
Portfolio turnover rate ..........................      66.61%      92.26%(g)     51.95%     34.76%     58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Developing Markets Trust

                                                                    YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
CLASS R                                                2008       2007         2006       2005     2004
-------                                              -------    -------      -------    -------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 30.07    $ 27.96      $ 23.20    $ 18.39   $14.85
                                                     -------    -------      -------    -------   ------
Income from investment operations(a):
   Net investment income(b) ......................      0.23       0.44         0.29       0.20     0.16
   Net realized and unrealized gains (losses) ....    (16.17)      7.09         6.14       4.90     3.64
                                                     -------    -------      -------    -------   ------
Total from investment operations .................    (15.94)      7.53         6.43       5.10     3.80
                                                     -------    -------      -------    -------   ------
Less distributions from:
   Net investment income .........................     (0.55)     (0.79)       (0.50)     (0.29)   (0.26)
   Net realized gains ............................     (0.89)     (4.63)       (1.17)        --       --
                                                     -------    -------      -------    -------   ------
Total distributions ..............................     (1.44)     (5.42)       (1.67)     (0.29)   (0.26)
                                                     -------    -------      -------    -------   ------
Redemption fees(c, d) ............................        --         --           --         --       --
                                                     -------    -------      -------    -------   ------
Net asset value, end of year .....................   $ 12.69    $ 30.07      $ 27.96    $ 23.20   $18.39
                                                     =======    =======      =======    =======   ======
Total return(e) ..................................    (54.03)%    28.53%       27.99%     28.03%   25.28%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      2.11%      2.06%        2.08%      2.13%    2.18%
Net investment income ............................      0.98%      1.51%        1.17%      1.20%    0.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $30,147    $68,502      $40,779    $16,183   $5,220
Portfolio turnover rate ..........................     66.61%     92.26%(g)    51.95%     34.76%   58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Developing Markets Trust

                                                                    YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
ADVISOR CLASS                                          2008       2007          2006       2005       2004
-------------                                        -------    --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 30.48    $  28.27      $  23.40   $  18.51   $  14.93
                                                     -------    --------      --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ......................      0.32        0.62          0.43       0.32       0.24
   Net realized and unrealized gains (losses) ....    (16.40)       7.16          6.22       4.92       3.65
                                                     -------    --------      --------   --------   --------
Total from investment operations .................    (16.08)       7.78          6.65       5.24       3.89
                                                     -------    --------      --------   --------   --------
Less distributions from:
   Net investment income .........................     (0.67)      (0.94)        (0.61)     (0.35)     (0.31)
   Net realized gains ............................     (0.89)      (4.63)        (1.17)        --         --
                                                     -------    --------      --------   --------   --------
Total distributions ..............................     (1.56)      (5.57)        (1.78)     (0.35)     (0.31)
                                                     -------    --------      --------   --------   --------
Redemption fees(c, d) ............................        --          --            --         --         --
                                                     -------    --------      --------   --------   --------
Net asset value, end of year .....................   $ 12.84    $  30.48      $  28.27   $  23.40   $  18.51
                                                     =======    ========      ========   ========   ========
Total return .....................................    (53.79)%     29.12%        28.63%     28.63%     25.98%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................      1.61%       1.56%         1.58%      1.63%      1.68%
Net investment income ............................      1.48%       2.01%         1.67%      1.70%      1.47%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $93,590    $793,791      $460,225   $343,823   $199,101
Portfolio turnover rate ..........................     66.61%      92.26%(f)     51.95%     34.76%     58.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 12.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Developing Markets Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

                                                                         INDUSTRY                         SHARES          VALUE
                                                        --------------------------------------------  --------------  --------------
      COMMON STOCKS 92.2%
      ARGENTINA 0.3%
      Tenaris SA, ADR ............................          Energy Equipment & Services                  282,600  $    5,928,948
                                                                                                                  --------------
      AUSTRIA 0.6%
      OMV AG .....................................          Oil, Gas & Consumable Fuels                  449,754      11,772,840
                                                                                                                  --------------
      BRAZIL 6.0%
      AES Tiete SA ...............................  Independent Power Producers & Energy Traders       2,390,210      13,208,376
      American Banknote SA .......................         Commercial Services & Supplies                335,726       1,559,324
      Banco Itau Holding Financeira SA, ADR ......                Commercial Banks                     1,774,418      20,583,249
      Companhia de Bebidas das Americas
         (AmBev) .................................                   Beverages                           732,140      26,821,409
      Companhia Energetica de Minas Gerais .......               Electric Utilities                      339,741       3,677,042
      Natura Cosmeticos SA .......................               Personal Products                     2,548,246      20,907,838
      Souza Cruz SA ..............................                    Tobacco                          1,522,899      29,017,000
                                                                                                                  --------------
                                                                                                                     115,774,238
                                                                                                                  --------------
      CHILE 1.1%
      Banco Santander Chile SA, ADR ..............                Commercial Banks                       161,600       5,660,849
      Cia Cervecerias Unidas SA, ADR .............                   Beverages                           378,600       9,900,390
      Empresa Nacional de Telecomunicaciones
         SA ......................................     Diversified Telecommunication Services            287,883       3,130,840
      Lan Airlines SA, ADR .......................                    Airlines                           394,648       3,176,916
                                                                                                                  --------------
                                                                                                                      21,868,995
                                                                                                                  --------------
      CHINA 22.8%
      Aluminum Corp. of China Ltd., H ............                Metals & Mining                     25,118,675      13,223,426
      Anta Sports Products Ltd. ..................        Textiles, Apparel & Luxury Goods             2,052,000         934,629
      Bank of China Ltd., H ......................                Commercial Banks                    74,713,000      20,437,093
      China Coal Energy Co., H ...................          Oil, Gas & Consumable Fuels               24,493,000      19,499,085
      China Construction Bank Corp., H ...........                Commercial Banks                    82,730,000      45,366,894
      China Life Insurance Co. Ltd., H ...........                   Insurance                         7,027,000      21,352,462
      China Mobile Ltd. ..........................      Wireless Telecommunication Services           11,236,500     112,797,050
      China Molybdenum Co. Ltd., H ...............                Metals & Mining                     13,476,000       6,120,554
      China Petroleum and Chemical Corp., H ......          Oil, Gas & Consumable Fuels               11,950,710       7,231,921
      China Shenhua Energy Co. Ltd., H ...........          Oil, Gas & Consumable Fuels               10,432,500      22,075,946
      China Shipping Development Co. Ltd., H .....                     Marine                          5,938,000       5,899,538
      CNOOC Ltd. .................................          Oil, Gas & Consumable Fuels               23,718,307      22,156,918
      Denway Motors Ltd. .........................                  Automobiles                       49,628,521      15,432,471
      Hidili Industry International Development
         Ltd. ....................................                Metals & Mining                     20,977,000       6,604,201
      Industrial and Commercial Bank of China
         Ltd., H .................................                Commercial Banks                    90,697,000      47,746,350
      Lonking Holdings Ltd. ......................                   Machinery                         2,801,000       1,434,798
      PetroChina Co. Ltd., H .....................          Oil, Gas & Consumable Fuels               49,114,902      43,029,881
  (a) Shanda Interactive Entertainment Ltd.,
         ADR .....................................                    Software                            95,300       3,083,908
      Shanghai Industrial Holdings Ltd. ..........            Industrial Conglomerates                 1,154,136       2,635,830
      Tencent Holdings Ltd. ......................          Internet Software & Services                 904,400       5,834,688


                               20 | Annual Report

Templeton Developing Markets Trust

                                                                      INDUSTRY                        SHARES           VALUE
                                                    --------------------------------------------  --------------  --------------
      COMMON STOCKS (CONTINUED)
      CHINA (CONTINUED)
      Yantai Changyu Pioneer Wine Co. Ltd., B ....                   Beverages                           620,000  $    2,175,944
      Zijin Mining Group Co. Ltd., H .............                Metals & Mining                     24,916,000      15,109,958
                                                                                                                  --------------
                                                                                                                     440,183,545
                                                                                                                  --------------
      EGYPT 0.3%
      Egyptian Financial Group-Hermes Holding ....                Capital Markets                        576,744       1,801,001
      Telecom Egypt ..............................     Diversified Telecommunication Services          1,237,802       3,593,528
                                                                                                                  --------------
                                                                                                                       5,394,529
                                                                                                                  --------------
      HONG KONG 1.3%
      Dairy Farm International Holdings Ltd. .....            Food & Staples Retailing                 4,159,262      17,760,049
      VTech Holdings Ltd. ........................            Communications Equipment                 1,891,000       8,002,993
                                                                                                                  --------------
                                                                                                                      25,763,042
                                                                                                                  --------------
      HUNGARY 1.9%
      Magyar Telekom PLC .........................     Diversified Telecommunication Services          2,679,644       7,574,118
      MOL Hungarian Oil and Gas Nyrt. ............          Oil, Gas & Consumable Fuels                  377,035      19,587,523
  (a) OTP Bank Ltd. ..............................                Commercial Banks                       682,164      10,323,033
                                                                                                                  --------------
                                                                                                                      37,484,674
                                                                                                                  --------------
      INDIA 4.0%
  (a) Bharti Airtel Ltd. .........................      Wireless Telecommunication Services              231,006       3,397,622
      GAIL India Ltd. ............................                 Gas Utilities                       4,037,796      17,107,897
      Grasim Industries Ltd. .....................             Construction Materials                     20,037         501,935
      Great Eastern Shipping Co. Ltd. ............          Oil, Gas & Consumable Fuels                  203,800         850,494
      Infosys Technologies Ltd. ..................                  IT Services                          414,255       9,524,372
      National Aluminium Co. Ltd. ................                Metals & Mining                      1,283,378       5,011,298
      Oil & Natural Gas Corp. Ltd. ...............          Oil, Gas & Consumable Fuels                1,374,989      18,881,353
      Shipping Corp. of India Ltd. ...............                     Marine                            152,630         249,570
      Steel Authority of India Ltd. ..............                Metals & Mining                      4,238,764       6,752,206
      Tata Consultancy Services Ltd. .............                  IT Services                        1,481,336      14,566,572
      Union Bank of India Ltd. ...................                Commercial Banks                       118,000         395,599
                                                                                                                  --------------
                                                                                                                      77,238,918
                                                                                                                  --------------
      INDONESIA 1.6%
      PT Astra International Tbk .................                  Automobiles                        7,791,000       7,540,830
      PT Bank Central Asia Tbk ...................                Commercial Banks                    30,513,500       9,098,062
      PT Telekomunikasi Indonesia, B .............     Diversified Telecommunication Services         23,465,000      14,853,991
                                                                                                                  --------------
                                                                                                                      31,492,883
                                                                                                                  --------------
      ISRAEL 0.5%
  (a) Taro Pharmaceutical Industries Ltd. ........                Pharmaceuticals                      1,380,656      10,631,051
                                                                                                                  --------------
      KENYA 0.0%(b)
      East African Breweries Ltd. ................                   Beverages                           268,000         493,504
                                                                                                                  --------------


                               Annual Report | 21

Templeton Developing Markets Trust

                                                                        INDUSTRY                         SHARES          VALUE
                                                       --------------------------------------------  --------------  --------------
         COMMON STOCKS (CONTINUED)
         KUWAIT 0.3%
         Kuwait Projects Co. (Holding) KSC
            (KIPCO) .................................          Diversified Financial Services               975,000  $    1,729,475
         National Mobile Telecommunications Co. .....       Wireless Telecommunication Services             515,000       3,504,923
                                                                                                                     --------------
                                                                                                                          5,234,398
                                                                                                                     --------------
         LUXEMBOURG 0.1%
     (a) Reinet Investments SCA, GDR ................         Textiles, Apparel & Luxury Goods            1,391,346       1,435,751
                                                                                                                     --------------
         MALAYSIA 0.1%
         British American Tobacco Malaysia Bhd ......                     Tobacco                           162,200       2,090,630
                                                                                                                     --------------
         MEXICO 9.2%
         Alfa SAB de CV .............................             Industrial Conglomerates                  429,972         924,840
         America Movil SAB de CV, L, ADR ............       Wireless Telecommunication Services           1,495,870      46,357,011
         Fomento Economico Mexicano SAB de CV,
            ADR .....................................                    Beverages                          158,700       4,781,631
         Grupo Televisa SA ..........................                      Media                         11,894,154      35,469,989
         Kimberly Clark de Mexico SAB de CV, A ......                Household Products                  11,128,490      37,324,866
         Telefonos de Mexico SAB de CV, (TELMEX)
            L, ADR ..................................      Diversified Telecommunication Services         1,611,340      33,741,460
         Wal-Mart de Mexico SAB de CV, V ............             Food & Staples Retailing                6,996,963      18,876,240
                                                                                                                     --------------
                                                                                                                        177,476,037
                                                                                                                     --------------
         OMAN 0.1%
         Oman International Bank ....................                 Commercial Banks                    2,165,510       1,237,402
                                                                                                                     --------------
         PAKISTAN 1.2%
         Fauji Fertilizer Co. Ltd. ..................                    Chemicals                        1,470,688       1,104,062
         MCB Bank Ltd. ..............................                 Commercial Banks                    5,655,912       8,992,989
         Oil & Gas Development Co. Ltd. .............           Oil, Gas & Consumable Fuels               8,830,000       5,578,663
     (a) Pakistan Telecommunications Corp., A .......      Diversified Telecommunication Services        34,246,719       7,310,295
                                                                                                                     --------------
                                                                                                                         22,986,009
                                                                                                                     --------------
         PERU 0.2%
         Credicorp Ltd. .............................                 Commercial Banks                       67,700       3,382,292
                                                                                                                     --------------
         PHILIPPINES 1.0%
         Bank of the Philippine Islands .............                 Commercial Banks                      840,200         703,095
         Globe Telecom Inc. .........................       Wireless Telecommunication Services              59,237         967,487
         Philippine Long Distance Telephone Co.,
            ADR .....................................       Wireless Telecommunication Services             373,670      17,543,806
                                                                                                                     --------------
                                                                                                                         19,214,388
                                                                                                                     --------------
         POLAND 0.3%
         Polski Koncern Naftowy Orlen SA ............           Oil, Gas & Consumable Fuels                 774,866       6,721,156
                                                                                                                     --------------
         QATAR 1.1%
         Industries Qatar ...........................             Industrial Conglomerates                  163,040       4,507,998
         Qatar National Bank ........................                 Commercial Banks                      374,296      17,481,535
                                                                                                                     --------------
                                                                                                                         21,989,533
                                                                                                                     --------------
         RUSSIA 6.4%
         Bank of Moscow .............................                 Commercial Banks                       69,175       1,487,263
  (a, c) Centenergoholding ..........................                Electric Utilities                     300,651              --


                               22 | Annual Report

Templeton Developing Markets Trust

                                                                          INDUSTRY                        SHARES          VALUE
                                                         -------------------------------------------  --------------  --------------
           COMMON STOCKS (CONTINUED)
           RUSSIA (CONTINUED)
       (a) Federal Grid Co. ...........................               Electric Utilities                 478,699,888  $    2,034,475
           Gazprom, ADR ...............................          Oil, Gas & Consumable Fuels               1,399,600      19,944,300
           Gazprom, ADR (London Exchange) .............          Oil, Gas & Consumable Fuels               1,150,836      16,318,854
       (a) Holiding MRSK OAO ..........................               Electric Utilities                  50,018,700       1,550,580
       (a) Inter Rao Ues OAO ..........................               Electric Utilities               2,069,000,309         465,525
    (a, c) Intergenerasiya Holding Co. ................               Electric Utilities                   1,007,974              --
      (a)  Kuzbassenergo ..............................               Electric Utilities                  24,832,726          62,082
           LUKOIL, ADR ................................          Oil, Gas & Consumable Fuels                 392,779      13,000,985
           LUKOIL, ADR (London Exchange) ..............          Oil, Gas & Consumable Fuels                 394,248      12,548,914
           Mining and Metallurgical Co. Norilsk
              Nickel ..................................                Metals & Mining                       286,428      18,761,034
           Mobile TeleSystems .........................      Wireless Telecommunication Services           1,048,800       4,016,904
           Mobile TeleSystems, ADR ....................      Wireless Telecommunication Services             294,500       7,857,260
       (a) RAO Energy System of East OAO ..............               Electric Utilities                  48,018,700         103,240
           Sberbank RF ................................                Commercial Banks                   12,379,730       9,161,000
    (a, c) Sibenergyholding JSC .......................               Electric Utilities                     276,935              --
       (a) TGK-2 ......................................               Electric Utilities                 646,869,284         177,889
       (a) TGK-4 ......................................               Electric Utilities                 790,494,253         355,722
           TNK-BP .....................................          Oil, Gas & Consumable Fuels              20,839,920      13,545,948
       (a) Wimm-Bill-Dann Foods .......................                 Food Products                        185,300       2,408,900
                                                                                                                      --------------
                                                                                                                         123,800,875
                                                                                                                      --------------
           SINGAPORE 0.8%
           ComfortDelGro Corp. Ltd. ...................                  Road & Rail                       3,098,586       3,136,440
           Fraser and Neave Ltd. ......................            Industrial Conglomerates                4,675,617       9,628,670
           Keppel Corp. Ltd. ..........................            Industrial Conglomerates                  986,520       2,981,942
                                                                                                                      --------------
                                                                                                                          15,747,052
                                                                                                                      --------------
           SOUTH AFRICA 10.9%
           ABSA Group Ltd. ............................                Commercial Banks                      975,000      11,217,686
           Foschini Ltd. ..............................                Specialty Retail                    5,054,904      25,812,276
           Impala Platinum Holdings Ltd. ..............                Metals & Mining                       541,013       7,769,868
           Lewis Group Ltd. ...........................                Specialty Retail                    3,713,157      18,960,802
           Massmart Holdings Ltd. .....................            Food & Staples Retailing                  785,660       7,067,597
           MTN Group Ltd. .............................      Wireless Telecommunication Services           2,439,194      28,154,526
           Naspers Ltd., N ............................                     Media                          1,077,806      19,062,260
           Pretoria Portland Cement Co. Ltd. ..........             Construction Materials                   866,780       2,890,803
           Remgro Ltd. ................................         Diversified Financial Services             2,184,297      17,762,517
           Sasol ......................................          Oil, Gas & Consumable Fuels                 399,146      11,890,305
           The Spar Group Ltd. ........................            Food & Staples Retailing                  721,582       4,375,550
           Standard Bank Group Ltd. ...................                Commercial Banks                    2,999,688      26,486,607
           Kersaf Investments Ltd. ....................         Hotels, Restaurants & Leisure                 44,020         437,156
           Telkom South Africa Ltd. ...................     Diversified Telecommunication Services         1,048,440      12,770,891
           Tiger Brands Ltd. ..........................                 Food Products                        785,476      11,986,030
           Truworths International Ltd. ...............                Specialty Retail                    1,163,164       4,219,563
                                                                                                                      --------------
                                                                                                                         210,864,437
                                                                                                                      --------------


                               Annual Report | 23

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                        -------------------------------------------  --------------  --------------
          COMMON STOCKS (CONTINUED)
          SOUTH KOREA 2.0%
          Kangwon Land Inc. ..........................         Hotels, Restaurants & Leisure              1,717,664  $   18,563,827
          S1 Corp. ...................................         Commercial Services & Supplies               104,886       4,484,437
          SK Telecom Co. Ltd. ........................      Wireless Telecommunication Services              89,489      14,808,552
                                                                                                                      -------------
                                                                                                                         37,856,816
                                                                                                                     --------------
          SWEDEN 1.0%
          Oriflame Cosmetics SA, SDR .................               Personal Products                      661,514      19,078,067
                                                                                                                     --------------
          TAIWAN 5.6%
          MediaTek Inc. ..............................    Semiconductors & Semiconductor Equipment        3,183,580      21,418,135
          President Chain Store Corp. ................            Food & Staples Retailing               15,319,164      36,644,469
          Taiwan Mobile Co. Ltd. .....................      Wireless Telecommunication Services           8,021,000      11,918,313
          Taiwan Semiconductor Manufacturing Co.
             Ltd. ....................................    Semiconductors & Semiconductor Equipment       27,748,229      37,590,278
                                                                                                                     --------------
                                                                                                                        107,571,195
                                                                                                                     --------------
          THAILAND 1.3%
          Siam Cement Public Co. Ltd., fgn. ..........             Construction Materials                 1,280,389       4,012,143
          Thai Beverages Co. Ltd., fgn. ..............                   Beverages                      157,351,598      21,419,589
                                                                                                                     --------------
                                                                                                                         25,431,732
                                                                                                                     --------------
          TURKEY 5.5%
          Akbank TAS .................................                Commercial Banks                    8,644,664      26,823,430
          Anadolu Efes Biracilik Ve Malt Sanayii
             AS ......................................                   Beverages                        1,715,290      11,468,671
          Tekfen Holding AS ..........................         Diversified Financial Services               212,500         402,791
          Tupras-Turkiye Petrol Rafinerileri AS ......          Oil, Gas & Consumable Fuels               3,131,570      32,931,798
          Turkcell Iletisim Hizmetleri AS ............      Wireless Telecommunication Services           5,949,519      33,793,113
                                                                                                                     --------------
                                                                                                                        105,419,803
                                                                                                                     --------------
          UNITED ARAB EMIRATES 0.3%
          First Gulf Bank ............................                Commercial Banks                    1,126,132       2,765,395
          National Bank of Abu Dhabi .................                Commercial Banks                      232,662         566,904
          Union National Bank ........................                Commercial Banks                    4,303,004       2,600,675
                                                                                                                     --------------
                                                                                                                          5,932,974
                                                                                                                     --------------
          UNITED KINGDOM 4.4%
          Anglo American PLC .........................                Metals & Mining                     1,331,088      29,877,261
          British American Tobacco PLC ...............                    Tobacco                           886,942      23,141,638
          HSBC Holdings PLC ..........................                Commercial Banks                    3,323,988      31,609,238
                                                                                                                     --------------
                                                                                                                         84,628,137
                                                                                                                     --------------
          TOTAL COMMON STOCKS
             (COST $2,178,382,819) ...................                                                                1,782,125,851
                                                                                                                     --------------
          DIRECT EQUITY INVESTMENTS
             (COST $4,447,586) 0.3%
          HONG KONG 0.3%
(a,d,e,f) Mayfair Hanoi, Ltd., 37.5% equity owned
             through HEA Holdings Ltd., a wholly
             owned investment ........................      Real Estate Management & Development                 --       6,182,235
                                                                                                                     --------------


                               24 | Annual Report

Templeton Developing Markets Trust

                                                                         INDUSTRY                        SHARES          VALUE
                                                        -------------------------------------------  --------------  --------------
          PREFERRED STOCKS 8.0%
          BRAZIL 7.2%
          Banco Bradesco SA, ADR, pfd. ...............                Commercial Banks                    2,059,941  $   20,331,618
          Companhia Energetica de Minas Gerais,
             ADR, pfd. ...............................               Electric Utilities                     818,150      11,241,381
          Companhia Vale do Rio Doce, ADR,
             pfd., A .................................                Metals & Mining                     3,691,161      39,310,865
          Itausa - Investimentos Itau SA, pfd. .......                Commercial Banks                    3,954,434      13,685,468
          Petroleo Brasileiro SA, ADR, pfd. ..........          Oil, Gas & Consumable Fuels               1,887,540      38,524,691
          Unibanco - Uniao de Bancos Brasileiros
             SA, GDR, pfd. ...........................                Commercial Banks                      166,736      10,774,480
          Usinas Siderurgicas de Minas Gerais SA,
             pfd., A .................................                Metals & Mining                       459,757       5,267,987
                                                                                                                     --------------
                                                                                                                        139,136,490
                                                                                                                     --------------
          CHILE 0.8%
          Embotelladora Andina SA, pfd., A ...........                   Beverages                        6,257,918      11,525,163
          Sociedad Quimica y Minera de Chile SA,
             B, ADR, pfd. ............................                   Chemicals                          130,855       3,191,553
                                                                                                                     --------------
                                                                                                                         14,716,716
                                                                                                                     --------------
          TOTAL PREFERRED STOCKS
              (COST $111,599,402) ....................                                                                  153,853,206
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM
             INVESTMENTS
             (COST $2,294,429,807) ...................                                                                1,942,161,292
                                                                                                                     --------------
          SHORT TERM INVESTMENTS
             (COST $13,130) 0.0%(b)
          MONEY MARKET FUNDS 0.0%(b)
          UNITED STATES 0.0%(b)
      (g) Franklin Institutional Fiduciary Trust Money
             Market Portfolio, 0.55% .................                                                       13,130          13,130
                                                                                                                     --------------
          TOTAL INVESTMENTS
             (COST $2,294,442,937) 100.5% ............                                                                1,942,174,422
          OTHER ASSETS, LESS LIABILITIES (0.5)% ......                                                                  (10,303,568)
                                                                                                                     --------------
          NET ASSETS 100.0% ..........................                                                               $1,931,870,854
                                                                                                                     ==============

See Abbreviations on page 40.

(a)  Non-income producing for the twelve months ended December 31, 2008.

(b)  Rounds to less than 0.1% of net assets.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of these securities was $0.

(d)  See Note 9 regarding restricted securities.

(e)  See Note 10 regarding holdings of 5% voting securities.

(f)  See Note 11 regarding other considerations - security board member.

(g) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Developing Markets Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................   $  2,289,982,221
      Cost - Controlled affiliated issuers (Note 10) ....          4,447,586
      Cost - Sweep Money Fund (Note 7) ..................             13,130
                                                            ----------------
      Total cost of investments .........................   $  2,294,442,937
                                                            ================
      Value - Unaffiliated issuers ......................   $  1,935,979,057
      Value - Controlled affiliated issuers (Note 10) ...          6,182,235
      Value - Sweep Money Fund (Note 7) .................             13,130
                                                            ----------------
      Total value of investments ........................      1,942,174,422
   Foreign currency, at value (cost $37,469) ............             37,317
   Receivables:
      Investment securities sold ........................         11,253,570
      Capital shares sold ...............................          2,647,886
      Dividends .........................................          8,270,543
      Foreign tax .......................................            901,960
                                                            ----------------
         Total assets ...................................      1,965,285,698
                                                            ----------------
Liabilities:
   Payables:
      Investment securities purchased ...................             90,810
      Capital shares redeemed ...........................         22,746,254
      Affiliates ........................................          3,533,425
   Funds advanced by custodian ..........................          4,617,215
   Accrued expenses and other liabilities ...............          2,427,140
                                                            ----------------
         Total liabilities ..............................         33,414,844
                                                            ----------------
            Net assets, at value ........................   $  1,931,870,854
                                                            ----------------
Net assets consist of:
   Paid-in capital ......................................   $  2,798,337,619
   Distributions in excess of net investment income .....        (32,126,960)
   Net unrealized appreciation (depreciation) ...........       (352,398,633)
   Accumulated net realized gain (loss) .................       (481,941,172)
                                                            ----------------
            Net assets, at value ........................   $  1,931,870,854
                                                            ================

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Developing Markets Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

CLASS A:
   Net assets, at value .................................   $ 1,491,692,978
                                                            ---------------
   Shares outstanding ...................................       115,846,571
                                                            ---------------
   Net asset value per share(a) .........................   $         12.88
                                                            ---------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ...................................   $         13.67
                                                            ---------------
CLASS B:
   Net assets, at value .................................   $    15,986,552
                                                            ---------------
   Shares outstanding ...................................         1,261,795
                                                            ---------------
   Net asset value and maximum offering price per
      share(a) ..........................................   $         12.67
                                                            ---------------
CLASS C:
   Net assets, at value .................................   $   200,454,046
                                                            ---------------
   Shares outstanding ...................................        15,892,823
                                                            ---------------
   Net asset value and maximum offering price per
   share(a) .............................................   $         12.61
                                                            ---------------
CLASS R:
   Net assets, at value .................................   $    30,147,387
                                                            ---------------
   Shares outstanding ...................................         2,375,790
                                                            ---------------
   Net asset value and maximum offering price per
   share ................................................   $         12.69
                                                            ---------------
ADVISOR CLASS:
   Net assets, at value .................................   $   193,589,891
                                                            ---------------
   Shares outstanding ...................................        15,079,856
                                                            ---------------
   Net asset value and maximum offering price per
   share ................................................   $         12.84
                                                            ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Developing Markets Trust

STATEMENT OF OPERATIONS
for the year ended December 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $12,009,249)
      Unaffiliated issuers ..............................   $   120,309,785
      Sweep Money Fund (Note 7) .........................         1,406,181
   Interest (net of foreign taxes of $2,170) ............         1,527,827
                                                            ---------------
         Total investment income ........................       123,243,793
                                                            ---------------
Expenses:
   Management fees (Note 3a) ............................        48,121,153
   Administrative fees (Note 3b) ........................         3,569,216
   Distribution fees: (Note 3c)
      Class A ...........................................         8,015,995
      Class B ...........................................           341,806
      Class C ...........................................         3,999,093
      Class R ...........................................           269,698
   Transfer agent fees (Note 3e) ........................         7,309,805
   Custodian fees (Note 4) ..............................         3,988,326
   Reports to shareholders ..............................           573,917
   Registration and filing fees .........................           220,353
   Professional fees ....................................           232,541
   Trustees' fees and expenses ..........................           194,135
   Other ................................................           123,631
                                                            ---------------
         Total expenses .................................        76,959,669
         Expense reductions (Not 4) .....................           (71,194)
                                                            ---------------
            Net expenses ................................        76,888,475
                                                            ---------------
               Net investment income ....................        46,355,318
                                                            ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $148,471) ....      (347,387,367)
      Foreign currency transactions .....................        (4,096,296)
                                                            ---------------
            Net realized gain (loss) ....................      (351,483,663)
                                                            ---------------
   Net change in unrealized appreciation (depreciation)
      on:
      Investments .......................................    (2,505,637,001)
      Translation of other assets and liabilities
      denominated in foreign currencies .................          (187,169)
   Change in deferred taxes on unrealized appreciation
      (depreciation) ....................................         2,341,302
                                                            ---------------
            Net change in unrealized appreciation
               (depreciation) ...........................    (2,503,482,868)
                                                            ---------------
Net realized and unrealized gain (loss) .................    (2,854,966,531)
                                                            ---------------
Net increase (decrease) in net assets resulting from
   operations ...........................................   $(2,808,611,213)
                                                            ===============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Developing Markets Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31,
                                                            --------------------------------
                                                                  2008             2007
                                                            ---------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................   $    46,355,318   $  103,968,198
      Net realized gain (loss) from investments, swap
         contracts, and foreign currency transactions ...      (351,483,663)   1,011,822,768
      Net change in unrealized appreciation (depreciation)
         on investments, translation of other assets and
         liabilities denominated in foreign currencies,
         and deferred taxes .............................    (2,503,482,868)     355,140,870
                                                            ---------------   --------------
         Net increase (decrease) in net assets resulting
            from operations .............................    (2,808,611,213)   1,470,931,836
                                                            ---------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................       (68,005,557)    (119,782,375)
         Class B ........................................          (498,387)      (1,019,709)
         Class C ........................................        (6,497,298)     (10,672,975)
         Class R ........................................        (1,255,850)      (1,463,391)
         Advisor Class ..................................       (10,235,209)     (20,739,845)
      Net realized gains:
         Class A ........................................      (111,274,827)    (629,506,866)
         Class B ........................................        (1,220,304)      (7,441,868)
         Class C ........................................       (15,205,505)     (78,249,563)
         Class R ........................................        (2,097,185)      (8,852,009)
         Advisor Class ..................................       (13,584,100)    (104,138,795)
                                                            ---------------   --------------
   Total distributions to shareholders ..................      (229,874,222)    (981,867,396)
                                                            ---------------   --------------
   Capital share transactions: (Note 2)
         Class A ........................................      (818,508,474)    (622,200,255)
         Class B ........................................       (11,829,237)      (6,130,838)
         Class C ........................................       (69,312,600)      49,112,499
         Class R ........................................         2,905,635       24,082,343
         Advisor Class ..................................      (274,951,817)     286,241,307
                                                            ---------------   --------------
   Total capital share transactions .....................    (1,171,696,493)    (268,894,944)
                                                            ---------------   --------------
   Redemption fees ......................................            51,127           80,457
                                                            ---------------   --------------
            Net increase (decrease) in net assets .......    (4,210,130,801)     220,249,953
Net assets:
   Beginning of year ....................................     6,142,001,655    5,921,751,702
                                                            ---------------   --------------
   End of year ..........................................   $ 1,931,870,854   $6,142,001,655
                                                            ===============   ==============
Distributions in excess of net investment income included
   in net assets:
   End of year ..........................................   $   (32,126,960)  $  (46,986,131)
                                                            ===============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton Developing Markets Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Fund's Board of Trustees.


                               30 | Annual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 31

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               32 | Annual Report

Templeton Developing Markets Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------------
                                                2008                            2007
                                   -----------------------------   ------------------------------
                                      SHARES          AMOUNT          SHARES           AMOUNT
                                   -----------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold .................    23,404,228   $   543,215,981     37,285,682   $ 1,162,545,150
   Shares issued in reinvestment
      of distributions .........     9,023,640       153,032,031     22,920,149       657,330,261
   Shares redeemed in-kind
      (Note 12) ................            --                --    (11,489,267)     (339,622,741)
   Shares redeemed .............   (68,966,036)   (1,514,756,486)   (68,737,250)   (2,102,452,925)
                                   -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....   (36,538,168)  $  (818,508,474)   (20,020,686)   $ (622,200,255)
                                   ===========   ===============   ============   ===============
CLASS B SHARES:
   Shares sold .................        97,728   $     2,292,162        159,201   $     5,149,716
   Shares issued in reinvestment
      of distributions .........        91,600         1,568,804        274,966         7,720,298
   Shares redeemed .............      (716,582)      (15,690,203)      (624,932)      (19,000,852)
                                   -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....      (527,254)  $   (11,829,237)      (190,765)  $    (6,130,838)
                                   ===========   ===============   ============   ===============
CLASS C SHARES:
   Shares sold .................     1,967,099   $    43,072,369      3,103,553   $    93,927,906
   Shares issued in reinvestment
      of distributions .........     1,068,378        18,152,048      2,597,066        72,815,274
   Shares redeemed .............    (6,581,570)     (130,537,017)    (3,927,109)     (117,630,681)
                                   -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....    (3,546,093)  $   (69,312,600)     1,773,510   $    49,112,499
                                   ===========   ===============   ============   ===============
CLASS R SHARES:
   Shares sold .................     1,384,913   $    31,904,673      1,366,811   $    42,058,022
   Shares issued in reinvestment
      of distributions .........       188,877         3,127,566        346,329         9,826,080

   Shares redeemed .............    (1,476,425)      (32,126,604)      (893,078)      (27,801,759)
                                   -----------   ---------------   ------------   ---------------
   Net increase (decrease) .....        97,365   $     2,905,635        820,062   $    24,082,343
                                   ===========   ===============   ============   ===============


                               Annual Report | 33

Templeton Developing Markets Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------
                                               2008                         2007
                                   ---------------------------   --------------------------
                                      SHARES         AMOUNT        SHARES          AMOUNT
                                   -----------   -------------   ----------   -------------
ADVISOR CLASS SHARES:
   Shares sold .................     5,332,978   $ 111,511,547   13,704,826   $ 412,287,369
   Shares issued in reinvestment
      of distributions .........     1,206,141      19,765,836    2,426,800      69,817,046
   Shares redeemed .............   (17,504,369)   (406,229,200)  (6,367,684)   (195,863,108)
                                   -----------   -------------   ----------   -------------
   Net increase (decrease) .....   (10,965,250)  $(274,951,817)   9,763,942   $ 286,241,307
                                   ===========   =============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective March 31, 2008, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   --------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $7.5 billion
      1.125%          Over $7.5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          In excess of $20 billion

Prior to March 31, 2008, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   --------------------------------------------------
      1.250%          Up to and including $1 billion
      1.200%          Over $1 billion, up to and including $5 billion
      1.150%          Over $5 billion, up to and including $10 billion
      1.100%          Over $10 billion, up to and including $15 billion
      1.050%          Over $15 billion, up to and including $20 billion
      1.000%          In excess of $20 billion


                               34 | Annual Report

Templeton Developing Markets Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.35%
Class B ...   1.00%
Class C ...   1.00%
Class R ...   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $284,267
Contingent deferred sales charges retained ......   $146,673

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Fund paid transfer agent fees of $7,309,805, of which $4,109,553 was retained by Investor Services.


                               Annual Report | 35

Templeton Developing Markets Trust

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had no tax basis capital losses. During the year ended December 31, 2008, the Fund utilized $1,902,640 of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $455,363,806 and $94,854, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                   2008           2007
                               ------------   ------------
Distributions paid from:
   Ordinary income .........   $119,676,929   $206,278,621
   Long term capital gain ..    110,197,293    775,588,775
                               ------------   ------------
                               $229,874,222   $981,867,396
                               ============   ============

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................   $2,355,694,773
                                                 ==============
Unrealized appreciation ......................   $  222,082,084
Unrealized depreciation ......................     (635,602,435)
                                                 --------------
Net unrealized appreciation (depreciation) ...   $ (413,520,351)
                                                 ==============
Undistributed ordinary income ................   $    2,351,467
Undistributed long term capital gains ........          839,557
                                                 --------------
Distributable earnings .......................   $    3,191,024
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.


                               36 | Annual Report

Templeton Developing Markets Trust

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $2,593,229,364 and $3,836,633,742, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 37

Templeton Developing Markets Trust

9. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                                 ACQUISITION
SHARES  ISSUER                                                       DATE         COST         VALUE
------  ------------------------------------------------------   -----------   ----------   ----------
   --   Mayfair Hanoi, Ltd., 37.5% equity owned through
           HEA Holdings, Ltd.
           TOTAL RESTRICTED SECURITIES (0.32% of Net Assets)..     10/31/96    $4,447,586   $6,182,235
                                                                                            ----------

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2008, were as shown below.

                               NUMBER OF SHARES                            NUMBER OF SHARES    VALUE AT                  REALIZED
                              HELD AT BEGINNING     GROSS        GROSS        HELD AT END       END OF     INVESTMENT     CAPITAL
NAME OF ISSUER                      OF YEAR       ADDITIONS   REDUCTIONS        OF YEAR          YEAR        INCOME     GAIN (LOSS)
---------------------------   -----------------   ---------   ----------   ----------------   ----------   ----------   ----------
CONTROLLED AFFILIATES(a)
Mayfair Hanoi, Ltd., 37.5%
   equity owned through
   HEA Holdings, Ltd.......                  --          --           --                 --   $6,182,235   $       --   $       --
                                                                                              ----------   ----------   ----------
   TOTAL AFFILIATED
      SECURITIES (0.32% of
      Net Assets)

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

12. REDEMPTION IN-KIND

During the year ended December 31, 2007, the Fund realized $111,257,407 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.


                               38 | Annual Report

Templeton Developing Markets Trust

13. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                      LEVEL 1        LEVEL 2      LEVEL 3         TOTAL
                                  --------------   ----------   ----------   --------------
ASSETS:
   Investments in Securities ..   $1,934,321,605   $1,670,582   $6,182,235   $1,942,174,422

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                              INVESTMENTS
                                                             IN SECURITIES
                                                             -------------
Beginning Balance - January 1, 2008 ......................     $5,507,295
   Net realized gain (loss) ..............................             --
   Net change in unrealized appreciation (depreciation) ..        674,940
   Net purchases (sales) .................................             --
   Transfers in and/or out of Level 3 ....................             --
                                                               ----------
Ending Balance ...........................................     $6,182,235
                                                               ==========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year ......     $  674,940
                                                               ==========


                               Annual Report | 39

Templeton Developing Markets Trust

14. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

15. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt


                              40 | Annual Report

Templeton Developing Markets Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON DEVELOPING MARKETS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Trust (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               Annual Report | 41

Templeton Developing Markets Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $126,983,018 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $33,184,166 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $136,135,327 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,573,977 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.

Record Date: 12/16/2008

                FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
CLASS              PER SHARE             PER SHARE                  PER SHARE
-----           ----------------   ---------------------   ---------------------------
Class A              $0.0811              $0.9877                     $0.6139
Class B              $0.0811              $0.7865                     $0.4890
Class C              $0.0811              $0.8035                     $0.4993
Class R              $0.0811              $0.9414                     $0.5853
Advisor Class        $0.0811              $1.0581                     $0.6577


                               42 | Annual Report

Templeton Developing Markets Trust

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 43

Templeton Developing Markets Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1992           138                       Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008           30                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                            Allied Capital Corporation
Suite 2100                                                                                        (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice
President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1991           23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company), Victory Nickel Inc.
Suite 2100                                                                                        (mineral explo-ration) and
Fort Lauderdale, FL 33394-3091                                                                    ABACO Markets Limited (retail
                                                                                                  distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since        138                       Hess Corporation (exploration
500 East Broward Blvd.           Independent       1996 and Lead                                  and refining of oil and gas),
Suite 2100                       Trustee           Independent                                    H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                     Trustee since 2007                             foods and allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               44 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005           23                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and
SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon,
Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           138                       Hess Corporation (exploration
500 East Broward Blvd.                                                                            and refining of oil and gas) and
Suite 2100                                                                                        Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                    service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           145                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1991           23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

ROBERT E. WADE (1946)            Trustee           Since 2006           37                        El Oro and Exploration Co.,
500 East Broward Blvd                                                                             p.l.c. (investments).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               Annual Report | 45

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee and          138                       None
One Franklin Parkway             Chairman of       Chairman of the
San Mateo, CA 94403-1906         the Board and     Board since 1995
                                 Vice President    and Vice President
                                                   since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)          Chief Executive   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer -         December 2008
San Mateo, CA 94403-1906         Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.;
Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY,Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               46 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin
Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
Group, Inc.

MARK MOBIUS (1936)               President and     President since      Not Applicable            Not Applicable
17th Floor,                      Chief Executive   1991 and Chief
The Chater House                 Officer -         Executive Officer
8 Connaught Road                 Investment        - Investment
Central, Hong Kong               Management        Management since
                                                   2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).


                               Annual Report | 47

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant
Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton
Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President, JPMorgan Chase (2000-2004) and American General Financial Group
(1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               48 | Annual Report

Templeton Developing Markets Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 49

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON
DEVELOPING MARKETS TRUST

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

711 A2008 02/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $54,955 for the fiscal year ended December 31, 2008 and $90,959 for the fiscal year ended December 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $3,700 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $280,377 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were  approved by the audit  committee  pursuant to  paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $289,367 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST


By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JENNIFER J. BOLT
-----------------------------------
      Jennifer J. Bolt
      Chief Executive Officer -
      Finance and Administration
Date  February 25, 2009

By /s/LAURA F. FERGERSON
----------------------------------
      Laura F. Fergerson
      Chief Financial Officer and
      Chief Accounting Officer
Date  February 25, 2009